UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

HARPOON THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

MERCK SHARP & DOHME LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Filed by Merck Sharp & Dohme LLC

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Harpoon Therapeutics, Inc.

Commission File No.: 001-38800

This filing contains a form of email sent to employees of Harpoon Therapeutics, Inc. (“Harpoon”) on January 10, 2024, related to the potential acquisition of Harpoon by Merck Sharp & Dohme LLC.

Introductory Employee Meeting with Merck

Dear Harpoon team,

It is my pleasure to connect with you following Monday’s announcement. At Merck, we are building on our proud legacy in oncology and continue to advance breakthrough science to address the needs of people with cancer worldwide. We are very excited by the opportunity to work with you to build upon the pioneering science you have developed and deliver on the promise of your pipeline for those patients who desperately need new therapeutic options.

Please join me and several members of the Merck team for an introductory, in person, town hall and Zoom call from the Harpoon offices on Thursday morning at 9 am PT to hear more about Merck; the vision and rationale for combining our teams; and what to expect in the coming weeks and months regarding deal closing. I recognize that this is a time of uncertainty, and you likely have many questions. We will endeavor to provide answers to the extent possible at this early timepoint.

I look forward to meeting you.

Best regards,

/s/ Dean Li

Dean Li, President Merck Research Laboratories

Additional Information and Where to Find it

In connection with the proposed transaction between Harpoon and Merck, Harpoon will file with the Securities and Exchange Commission (SEC) a proxy statement on Schedule 14A relating to a special meeting of its stockholders. Additionally, Harpoon may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Harpoon are urged to read the proxy statement and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to Harpoon’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Harpoon or Merck with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Harpoon’s website at ir.harpoontx.com/investors, by contacting Harpoon’s investor relations department at investors@harpoontx.com, or on Merck’s website at www.merck.com.

Participants in the Solicitation

Harpoon, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Harpoon in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about Harpoon’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). Information about Merck and its directors and executive officers can be found in Merck’s proxy statement filed on April 3, 2023 and Merck’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Harpoon stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Harpoon directors and executive officers in the proposed transaction, which may be different than those of Harpoon stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Forward-Looking Statement of Merck & Co., Inc., Rahway, N.J., USA

This communication of Merck & Co., Inc., Rahway, N.J., USA includes statements that are not statements of historical fact, or “forward-looking statements,” including with respect to Merck’s proposed acquisition of Harpoon, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Merck and Harpoon to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger contemplated thereby, statements about the expected timetable for completing the transaction, Merck’s and Harpoon’s beliefs and expectations and statements about the benefits sought to be achieved in Merck’s proposed acquisition of Harpoon, the potential effects of the acquisition on both Merck and Harpoon, the possibility of any termination of the merger agreement, as well as the expected benefits and success of Harpoon’s product candidates. These statements are based upon the current beliefs and expectations of Merck’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, or that any product candidates will receive the necessary regulatory approvals or prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the merger; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger contained in the merger agreement may not be satisfied or waived (including the failure to obtain the requisite vote by Harpoon’s stockholders); the effects of disruption from the transactions contemplated by the merger agreement and the impact of the announcement and pendency of the transactions on Harpoon’s business; the risk that stockholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; Merck’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of Merck’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2022 Annual Report on Form 10-K and Merck’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the merger; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger contained in the merger agreement may not be satisfied or waived (including the failure to obtain the requisite vote by Harpoon’s stockholders); the effects of disruption from the transactions contemplated by the merger agreement and the impact of the announcement and pendency of the transactions on Harpoon’s business; the risk that stockholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; Merck’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of Merck’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2022 Annual Report on Form 10-K and Merck’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).